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                                                                 Exhibit 10.4(b)

                       AVNET, INC. 1999 STOCK OPTION PLAN

                            EMPLOYEE OPTION AGREEMENT
                            (Incentive Stock Option)

            AGREEMENT made and entered into as of ______ (the "Date of Grant") by and between AVNET, INC. ("Avnet") and <<Name>> (the "Optionee").

                              W I T N E S S E T H :

            WHEREAS, Avnet has adopted the Avnet, Inc. 1999 Stock Option Plan (the "Plan") pursuant to which Options may be granted to certain Eligible Employees;

            WHEREAS, the Optionee is an Eligible Employee of Avnet, or one of its subsidiaries, or under consideration for employment by Avnet or employed by a business being acquired by Avnet; and

            WHEREAS, the Committee has determined that the granting of an Option to the Optionee will effectuate the purposes of the Plan and has approved the terms of this Option Agreement;

            NOW, THEREFORE, in consideration of the promises and of the mutual covenants hereinafter contained, it is agreed by and between Avnet and the Optionee as follows:

            1. Atached hereto is a copy of the Plan. All terms used herein which are defined in Article II of the Plan shall have the respective meanings assigned to them in the Plan unless the context otherwise indicates, except that "Optionee" shall mean only the above-named party to this Option Agreement and "Successor Optionee" shall mean any person who, under the provisions of paragraphs 4 or 5 hereof, shall have acquired the right to exercise the Option evidenced hereby by will or the laws of descent and distribution. The "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            2. Subject to the terms and conditions set forth herein, the Optionee or any Successor Optionee shall be entitled to purchase from Avnet an aggregate of <<Shares>> shares of Stock at a price


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of $____ per share; such purchase price being at least the Fair Market Value on the date on which the Option evidenced hereby was granted.

            3. Subject to the provisions of paragraphs 4, 5, 6 and 7 hereof, the Option evidenced hereby shall be exercisable as follows:

            (a) for one year after the Date of Grant, such Option shall not be exercisable with respect to any of the shares of Stock subject thereto;

            (b) upon the first anniversary of the Date of Grant, such Option shall become exercisable ("vest") with respect to 25% of the total number of shares of Stock subject thereto; and

            (c) upon each succeeding anniversary of the Date of Grant, such Option shall become exercisable ("vest") with respect to an additional 25% of the total number of shares of Stock subject thereto, cumulatively.

To the extent that the Option evidenced hereby shall have become exercisable, such Option may thereafter be exercised by the Optionee or any Successor Optionee in whole at any time or in part from time to time prior to the surrender, expiration or termination of such Option or the cessation of exercisability thereof; provided that each such exercise shall be for 100 shares of Stock or any multiple thereof or for the whole number of shares of Stock then purchasable under such Option. The Option evidenced hereby shall expire and cease to be exercisable after the day prior to the tenth anniversary of the Date of Grant.

            4. The Option evidenced hereby shall not be assignable or transferable by the Optionee or any Successor Optionee except in the event of the death of the Optionee or such Successor Optionee, nor shall such Option be exercisable during the respective lifetimes of the Optionee or any Successor Optionee except by the Optionee or such Successor Optionee. In the event of the death of the Optionee either while in the employ of the Company or after Retirement from the employ of the Company (as defined in Paragraph 5 below), the Option evidenced hereby shall become exercisable (unless such Option shall sooner be surrendered or expire) for one year after the date of death of the Optionee; provided, however, that the Option must be exercised no later than the day prior to the tenth anniversary of the Date of Grant, and only (a) by the person or persons to whom the right to exercise such Option shall have passed by will or the laws of descent and distribution, and (b) if and to the extent that the Option shall have been exercisable by the Optionee


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at the date of death. At the end of the aforesaid period, such Option (unless it shall sooner have been surrendered or have expired) shall terminate and cease to be exercisable.

            5. In the event that the Optionee shall cease to be employed by the Company for any reason other than death, disability, retirement, or other reasons determined by the Committee in its sole discretion, the Option evidenced hereby shall forthwith upon such cessation of employment terminate and cease to be exercisable. In the event that the Optionee shall cease to be employed by the Company as a result of Retirement (as defined below), the Option evidenced hereby shall continue to vest pursuant to paragraph 3 and shall remain exercisable for five years after the date of the Optionee's cessation of employment, but in no event later than the day prior to the tenth anniversary of the Date of Grant (unless such option shall sooner be surrendered for termination or expire), and only by the Optionee or by the person or persons to whom the right to exercise such Option shall have passed by will or the laws of descent and distribution. At the end of the aforesaid period, such Option (unless it shall sooner have been surrendered for termination or have expired) shall terminate and cease to be exercisable. For purposes of this Agreement, a qualifying "Retirement" shall have occurred if at the time of cessation of employment (a) the employee is at least age 55 and has at least five years of service with the Company, and (b) the combination of the employee's age plus years of service equals at least 65 and (c) the employee has signed a two-year non competition agreement in a form acceptable to the Company. In the event that the Optionee shall cease to be employed by the Company as a result of disability, the Option evidenced hereby shall remain exercisable for three months after the date of such cessation of employment, but in no event later than the day prior to the tenth anniversary of the Date of Grant (unless such Option shall sooner be surrendered for termination or expire), and only (a) by the Optionee or by the person or persons to whom the right to exercise such Option shall have passed by will or the laws of descent and distribution, and
(b) if and to the extent that such Option was exercisable by the Optionee at such date of cessation of employment. At the end of the aforesaid period, such Option (unless it shall sooner have been surrendered for termination or have expired) shall terminate and cease to be exercisable. Neither the Plan nor this Option Agreement shall confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall it interfere in any way with the Optionee's right, or the Company's right, to terminate the Optionee's employment at any time.


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            6. The Committee may, in the event of a public solicitation, by any person, firm or corporation other than Avnet, of tenders of 50% or more of the then outstanding Stock (known conventionally as a "tender offer"), accelerate exercisability of the Option evidenced hereby if the Optionee is then employed with the Company, so that the Option evidenced hereby shall become immediately exercisable in full; provided that any such accelerated exercisability shall continue in effect only until expiration, termination or withdrawal of such "tender offer," whereupon the Option evidenced hereby shall be (and shall continue thereafter to be) exercisable only to the extent that it would have been exercisable if no such acceleration or exercisability had been authorized.

            7. In the event of a Change of Control of the Company, the Option evidenced hereby shall become immediately exercisable in full (unless it shall sooner have been surrendered for termination or have expired). For purposes of this Agreement, "Change of Control" shall be defined as:

            (i) the acquisition, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following such acquisitions shall not constitute a Change of Control under this subsection (i): (w) any such acquisition that is authorized by the Board of Directors of the Company as constituted prior to the effective date of the acquisition, (x) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (y) any acquisition by the Company, or (z) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or

            (ii) individuals who, as of the date of this Agreement, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a


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      member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            (iii) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

            8. (a) To the extent that the Option evidenced hereby shall have become and shall be exercisable as hereinabove provided, such Option may be exercised at any time and from time to time by the Optionee or any Successor Optionee by written notice to Avnet stating the number of shares with respect to which such Option is being exercised, accompanied by (i) payment (by certified check if so required by Avnet) in the amount of the aggregate exercise price in full therefor, or (ii) delivery of certificates representing shares of Stock (duly endorsed or accompanied by appropriate stock powers, in either case with signature guaranteed if so required by Avnet) having a Fair Market Value, at the date of receipt by Avnet of such certificates and the notice mentioned above, equal to or in excess of such aggregate exercise price, or (iii) a combination of payment and delivery of certificates for Stock equal in total sum to the exercise price in full for the shares being purchased.

            (b) As soon as practicable after receipt of notice as provided in subparagraph (a) above, Avnet shall, without requiring payment of any transfer or issue tax by the Optionee or any Successor Optionee, deliver to the Optionee or such Successor Optionee, at the principal office of Avnet (or such other place as Avnet may designate), a certificate or certificates representing the shares of Stock acquired upon such exercise; provided, however, that the date for any such delivery may be postponed by Avnet for such period as it may require, in the exercise of reasonable diligence (i) to register the shares of Stock so purchased (together with any part or all of the balance of the shares of Stock and/or any other securities of Avnet which may be deliverable pursuant to the exercise of Options) under the Securities Act of 1933, as amended, and/or to obtain the opinions of counsel referred to in clauses (B) and (E) of paragraph 10 below and (ii) to comply with the applicable listing requirements of any national securities exchange or with any other requirements of law. If the Optionee or such Successor Optionee shall fail to accept delivery of all or any part of the shares of Stock with respect to which such Option is being exercised, upon tender thereof, the right


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of the Optionee or such Successor Optionee to exercise such Option with respect to such unaccepted shares may, in the discretion of the Committee, be terminated.

            (c) Upon each exercise of the Option, the Optionee or Successor Optionee shall pay to Avnet such amounts as may be required under all applicable income tax laws to be withheld in connection with such exercise. An Optionee whose transactions in Stock are subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 may, in the discretion of the Committee and subject to the provisions of paragraph 4 of Article VII of the Plan and to such rules as the Committee may have adopted pursuant thereto, elect to satisfy such obligation, in whole or in part, by requesting that Avnet withhold shares of Stock having a Fair Market Value equal to the amounts required to be so withheld. Each such election with respect to the exercise of an Option (i) must be made on or prior to the date that the amount to be withheld is determined;
(ii) shall be irrevocable and (iii) is subject to the disapproval of the Committee.

            9. Neither the Optionee nor any Successor Optionee shall acquire or have any rights as a shareholder of Avnet by virtue of the Option evidenced hereby until the certificates representing shares of Stock issued pursuant to the exercise of such Option are delivered to the Optionee or such Successor Optionee. However, the rights of the Optionee or such Successor Optionee after certificates representing shares of Stock are so delivered shall be deemed to be the rights of a shareholder of record as of the date of receipt by Avnet of notice of the exercise of the Option evidenced hereby and of the full consideration for the shares of Stock purchased pursuant to such exercise as hereinabove provided.

            10. Avnet has registered or agrees to register under the Securities Act of 1933, as amended, the shares of Stock which may be issued pursuant to the exercise of options granted under the Plan; nevertheless, Avnet shall not be obligated to sell or deliver any shares of Stock pursuant to the exercise of the Option evidenced hereby unless:

            (A) (i) such shares have at the time of such exercise been registered under the Securities Act of 1933, as amended, (ii) no stop order suspending the effectiveness of such registration statement has been issued and no proceedings therefor have been instituted or threatened under said Act, and (iii) there is available at the time of such exercise a prospectus meeting the requirements of Section 10(a)(3) of said Act, or


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            (B) Avnet shall have received from its counsel an opinion that registration of such shares under said Act is not required, and

            (C) such shares are at the time of such exercise, or upon official notice of issuance will be, listed on each national securities exchange on which the Stock is then listed,

            (D) the prior approval of such sale has been obtained from any State regulatory body having jurisdiction (but nothing herein contained shall be deemed to require Avnet to register or qualify as a foreign corporation in any State nor, except as to any matter or transaction relating to the sale or delivery of such shares, to consent to service of process in any State), and

            (E) Avnet shall have received an opinion from its counsel with respect to compliance with the matters set forth in clauses (A), (C) and
      (D) above.

            11. (a) In the event that the Stock shall be split up, divided or otherwise reclassified into or exchanged for a greater or lesser number of shares of Stock or into shares of Stock and/or any other securities of Avnet by reason of recapitalization, reclassification, stock split or reverse split, combination of shares or other reorganization, the term "Stock" as used herein shall thereafter mean the number and kind of shares or other securities into which the Stock shall have been so split up, divided or otherwise reclassified or exchanged; and the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of the Option evidenced hereby shall be correspondingly adjusted. In the event that any dividend payable in shares of Stock is paid to the holders of outstanding shares of Stock, the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of the Option evidenced hereby shall be increased by the percentage which the number of shares of Stock so paid as a dividend bears to the total number of shares of Stock outstanding immediately prior to the payment of such dividend.

            (b) Upon the occurrence of any event provided for in subparagraph
(a) above, the purchase price per share of Stock upon the exercise of the Option evidenced hereby shall be appropriately and correspondingly adjusted.

            12. In the event that, upon any adjustment made in accordance with paragraph 11 above, the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of the Option evidenced hereby shall include a fractional share of Stock, such fractional


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share of Stock shall be disregarded for all purposes of this Agreement and the
Optionee or any Successor Optionee shall become entitled neither to purchase the same nor to receive cash or script in payment therefor or in lieu thereof.

            13. Each certificate representing shares of Stock issued pursuant to the exercise of the Option evidenced hereby shall, unless the shares of Stock represented by any such certificate are, at the time of delivery thereof to the Optionee or any Successor Optionee, registered under the Securities Act of 1933, as amended, bear a legend to the effect that such shares may only be transferred in such manner and under such conditions as do not involve a violation of said Act. By the acceptance hereof, the Optionee, on behalf of himself and every Successor Optionee and every other person who may succeed to his interest in the shares of Stock subjected to the Option evidenced hereby, consents to the stamping or imprinting of such legend on each certificate representing the same and to any and all stop-transfer instructions, given by Avnet to its transfer agents to effect the purposes of such legend, with respect to such shares and any other shares of Stock owned by the Optionee, any such Successor Optionee or any such other successor in interest.

            14. This Option grant is intended to meet the requirements of an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. If for some reason this Option no longer meets the requirements for ISO status and ceases to qualify for the favorable tax treatment afforded ISOs, the Option shall continue according to its terms, and shall then be treated for tax purposes as a non-qualified option. The ultimate tax treatment shall not affect the existence or validity of the Option.

            15. Any question of interpretation or application of the terms of this Option Agreement shall be determined by the Committee, and such determination shall be final and binding upon the Optionee and all Successor Optionees.

            16. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, including all Successor Optionees, and no other person shall have any right or obligation hereunder.


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            17. The Optionee acknowledges that a copy of the Plan, the Plan prospectus and a copy of Avnet's most recent annual report to its shareholders has been delivered to the Optionee, and a copy of each and every amendment to the Plan prospectus shall be delivered to the Optionee or any Successor Optionee as soon as practicable after adoption thereof. Avnet will also provide without charge all future annual reports to shareholders, proxy statements and other communications that Avnet distributes to its shareholders until such time as this option expires, terminates or has been exercised in full.

            IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the day and year first above written.


                                      AVNET, INC.


                                      By

                                           Raymond Sadowski - Sr. Vice President
                                           and Chief Financial Officer

                                           Optionee -<<Name>>


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